Exhibit 10.33


                              SETTLEMENT AGREEMENT


1.       Parties

HemaSure Inc., 140 Locke Drive, Marlborough, MA 01752-1146, USA ("HemaSure") and HemaSure AB, reg.no. 556307-7311, c/o Lagerlof & Leman, Box 5402, S-114 84 Stockholm, Sweden, hereinafter jointly referred to as ("HemaSure"), and HemaPharm Inc., c/o HemaSure Inc., a Delaware corporation ("HemaPharm"), on one side, all such parties hereinafter jointly referred to as ("HemaSure Parties"), however, HemaPharm is not a party to the Clauses 3.1(i) and 3.5, and Pharmacia & Upjohn Inc., Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, USA and Pharmacia & Upjohn AB, reg.no. 556131-9608, S-112 87 Stockholm, Sweden, on the other side, hereinafter jointly referred to as ("Pharmacia").

2.       Background

Pharmacia and HemaSure have previously negotiated an acquisition by HemaSure of Pharmacia's plasma fractionation business. To recover damages from Pharmacia for alleged breach of contract, misrepresentations and omissions and certain other causes of action, HemaSure has sued Pharmacia in a law suit currently pending in the United States District Court for the Southern District of New York. Pharmacia has denied all of HemaSure's allegations.

The parties have now agreed to settle the above mentioned dispute according to the terms set forth herein.

3.       Terms of Settlement

3.1 Pharmacia AB agrees to pay to HemaSure Inc. (i) USD five hundred thousand (500,000), in full and final settlement of all HemaSure's alleged claims against Pharmacia and (ii) Pharmacia AB further agrees to pay to HemaSure Inc. on behalf of the HemaSure Parties (as designated by HemaSure Inc.) USD two million (2,000,000) for the option under clause 3.2.1 below. Payment shall be made by wire transfer to HemaSure Inc.'s bank Fleet Bank of Massachussets N.A. 75 State Street, Boston, MA 02109, United States of America ABA # 011000138 Beneficiary Account: HemaSure Inc. 140 Locke Drive, Marlborough, MA 01752, United States of America, Acct # 937288-2391 concurrent with the execution and delivery hereof.

3.1.1 HemaSure Inc. and HemaPharm Inc. severally and not jointly, respectively agree to grant Pharmacia & Upjohn AB an option to acquire not later than on 15 September 1999 a non-exclusive license to the intellectual property rights (collectively, the "Rights") relating to the respective technologies held by HemaSure Inc. and HemaPharm Inc. respectively as shown in Appendix 1, as attached hereto. Pharmacia & Upjohn AB shall not later than on 15 September 1998 choose six (6) technologies of the technologies listed in Appendix 1 and notify the respective holder of the chosen six technologies. The option to acquire a non-exclusive licence to the intellectual property rights may only be exercised in respect of the Rights relating to three (3) of such chosen six technologies and notice shall be given not later than on 15 September 1999. Pharmacia & Upjohn AB shall inform the respective holder of each technology included in the six chosen technologies and, subsequently, the respective holder of the three chosen technologies. Such information shall be delivered in writing to the licensor in question at the address stated above not later than on the respective date. The respective holder of the technology shall not be bound by this Clause 3.2.1, should Pharmacia waive the option or fail to act as required herein, and in such event, no HemaSure Party shall have any obligation or liability to return or repay to Pharmacia any of the amounts received by HemaSure Inc. hereunder.

3.1.2 Any acquired licence shall be granted on the terms and conditions as set forth in the Licence Agreement attached hereto as Appendix 2 and the license shall be deemed to come into force upon the mere exercise of the option. However, irrespective thereof the parties shall upon request execute such licence agreement within three (3) weeks from Pharmacia exercising its option according to article 3.2.1. The three technologies chosen as the subject matter of the licence shall be inserted as Appendix A in separate Licence Agreements, should the holder of the technology not be the same entity, and shall form an integral part of such license agreement.

3.2 Provided that the payments, referred to in Clause 3.1, are made in full to HemaSure Inc. on the date hereof, HemaSure acknowledges and ratifies that there are no debts of money, goods or services owing from Pharmacia or any of its subsidiaries, or its present or former employees, to HemaSure or any of its subsidiaries, nor are there any other unsettled obligations resulting from the negotiations and the dispute mentioned under Clause 2. above, except for obligations which may arise under Clause 3.2 above or otherwise hereunder.

3.3 Likewise Pharmacia acknowledges and ratifies that there are no debts of money, goods or services owing from HemaSure or any of its subsidiaries, or any of their present or former employees, to Pharmacia, nor are there any other unsettled obligations resulting from the dispute mentioned above, except for the obligations under Clauses
         3.2.1 and 3.2.2.

3.4 HemaSure agrees to promptly, upon receipt of full payment under the Settlement Agreement, withdraw the pending action against Pharmacia with prejudice. Pharmacia and HemaSure shall bear their own legal fees, other costs and expenses incurred during this dispute.

4.       Assignment

The option granted in this Agreement may only be assigned by Pharmacia & Upjohn AB to a third party in direct connection with the divestment of Pharmacia & Upjohn AB's plasma fractionation and refacto business for use in that business.

5.       Confidentiality

Except as may be required by applicable law, the parties agree to keep the terms of this settlement agreement confidential.

6.       Disputes

6.1      This settlement agreement shall be governed by Swedish law.

6.2 All disputes arising out of this agreement shall be finally settled by arbitration in accordance with the rules of the Arbitration Institute of the Stockholm Chamber of Commerce. The arbitration proceedings shall be held in Stockholm and be conducted in the English language.

7.       Entire Understanding

This Agreement constitutes the entire understanding of the parties and may not be amended or supplemented unless such an amendment or supplement is made in writing and signed by the parties.

8.       Effective Date

This Agreement has been made and entered into this Day of September 1997.





This Agreement has been drawn up in five copies of which the parties have taken one each.

PHARMACIA & UPJOHN INC.                              HEMASURE INC.

/s/  A. Weitzberg                                    /s/ M. Lundius
-------------------------                            ---------------------------

PHARMACIA & UPJOHN AB                                HEMASURE AB

/s/  A. Weitzberg, /s/ Hans Sievertsson              /s/ M. Lundius
-------------------------                            ---------------------------


HEMAPHARM INC.
expect for Clauses 3.1(i) and 3.5.

/s/ M. Lundius
-------------------------

                                                                      Appendix 1
                                                                      ----------

                  HemaSure Inc. pending and Issued U.S. Patents


As of March 24, 1997

------------------------------------------------------------------------------------------------------------------------------------
Docket           S.N.               Filing      Title                                            U.S. Patent No.         Issued/
No.                                  Date                                                                              Expiration
------------------------------------------------------------------------------------------------------------------------------------
HEMALIC1       105,340             10/07/87     Method of Inactivating HTLV-III Virus in         USP 4,883,165         05/23/89
                                                Blood                                                                  05/23/06

HEMALIC2       328,322             03/24/89     Method of Treating White Blood Cells             USP 4,978,688         03/24/89
                                                                                                                       12/18/90
90-01          08/403,237          03/23/93     Method and Apparatus for Eluting Proteins in     USP 5,310,688         05/10/94
                                                Affinity Membrane Process                                              05/10/11

0901.003       08/148,883          11/08/93     Device and Process for Removing Free             USP 5,456,835         10/10/95
                                                Hemoglobulin from Blood                                                10/10/15

0901.004B      08/190,732          02/02/94     Covalent Attachment of Macromolecules to         USP 5,462,867         10/31/95
                                                Polysulfones or Polyethersulfones Modified                             10/31/15
                                                to Contain Functionalizable Chain Ends

0901.005       08/209,523          03/10/94     Filtration Device Useable for Removal of         USP 5,472,605         12/05/95
                                                Leukocytes and Other Blood Components                                  12/05/15

0901.006       08/215,201          03/21/94     Removal of Small Exogenous Molecules from        USP 5,486,293         01/23/96
                                                Biological Fluids                                                      01/23/16

0901.006A      08/564,994          11/30/95     Porous Support for Removal of Small              USP 5,609,763         03/11/97
                                                Exogenous Molecules from Biological Fluids                             03/11/17

0901.002B      08/347,564          01/23/95     Device and Method for Removing Leukocytes           Allowed              -----
                                                and Viral Inactivating Agents from Blood            01/17/97

80903          08/368/780          01/04/95     Method for Inactivating Non-enveloped               Allowed              -----
                                                Viruses Using a Viracide Potentiating Agent         11/20/96

0901.002C      08/377,741          01/23/95     Device and Method for Removing Leukocytes           PENDING
                                                and Viral Inactivating Agents from Blood

0901.002D      not yet             03/28/97     Device and Method for Removing Leukocytes           PENDING
                                                and Viral Inactivating Agents from Blood

0901.005A      08/449,362          05/24/95     A Filtration Device Useable for Removal of          PENDING
                                                Leukocytes and Other Blood Components

(HemaSure                                                                      2
Dock List
Cont.)

------------------------------------------------------------------------------------------------------------------------------------
Docket           S.N.               Filing      Title                                            U.S. Patent No.         Issued/
No.                                  Date                                                                              Expiration
------------------------------------------------------------------------------------------------------------------------------------
0901.005B      08/661,804          06/11/96     A Filtration Device Useable for Removal of          PENDING
                                                Leukocytes and Other Blood Components

0901.005C      08/680,674          07/16/96     A Filtration Device Useable for Removal of          PENDING
                                                Leukocytes and Other Blood Components

0901.007       08/524,049          09/06/95     An In-Line Liquid Filtration Device Useable         PENDING
                                                for Blood, Blood Products, or the Like

0901-012       08/496,478          06/29/95     Inactivation of Pathogens Using                     PENDING
                                                Hydroxymenthylamines

0901-012       08/4526,658         09/11/95     Inactivation of Pathogens Using                     PENDING
CIP                                             Hydroxymenthylamines

0901.19A       60/034,758          01/06/97     Method for Removing Tumor Cells from                PENDING
                                                Cell-Contaminated Stem Cell Products

0901.025       not yet             03/06/97     In-Line Gravity Driven Liquid Filtration            PENDING
                                                Device useable to Filter Blood or Blood
                                                Products

HEMA           08/735,966          10/23/96     Extra-Luminal Crossflow plasmaphoresis              PENDING
102US                                           Devices

4821-170       08/083,859          06/28/93     Membrane Affinity Apparatus and                     PENDING
                                                Purification Methods related Thereto

4821-225       08/465,479          06/28/93     Membrane Affinity Apparatus and                     PENDING
                                                Purification Methods related Thereto

80822          08/179,437          01/10/94     Inactivation of Viruses Present in Blood            PENDING
                                                components Using  Chemically-Activated
                                                Compounds

80822A         08/465,831          06/06/95     Inactivation of Viruses Present in Blood            PENDING
                                                components Using  Chemically-Activated
                                                Compounds

80924B         08/403,237          03/10/95     Inactivation of Pathogens in Blood or Blood         PENDING
                                                Products using Formaldehyde

(HemaSure                                                                      3
Dock List
Cont.)

------------------------------------------------------------------------------------------------------------------------------------
Docket           S.N.               Filing      Title                                            U.S. Patent No.         Issued/
No.                                  Date                                                                              Expiration
------------------------------------------------------------------------------------------------------------------------------------
               DK 95000823         07/13/95     Purification of protein or peptide solution
               (Denmark)                        containing polyethylene glycol
               DK 95000970         09/04/95     Purification of protein or peptide solution
               (Denmark)                        containing polyethylene glycol
               PCT/96DK/00314      07/10/96     Purification of protein or peptide solution
                                                containing polyethylene glycol

------------------------------------------------------------------------------------------------------------------------------------

                                                                      Appendix 2
                                                                      ----------


                                LICENSE AGREEMENT


This Agreement has been made and entered into this ______ day of ______________, 199__, by and between,

I.       [HemaSure Inc/HemaPharm Inc]. ____________________________________
         (hereinafter referred to as the "Licensor") and

II. Pharmacia & Upjohn AB, reg.no. 556131-9608, S-112 87 Stockholm, Sweden, (hereinafter referred to as "the Licensee").

WHEREAS:
(A) Licensor owns, possesses and controls certain intellectual property rights relating to the technologies set forth in Appendix A attached hereto.

(B) Licensee desires to obtain the right and licence to utilize the said intellectual property rights and Licensor desires to grant the Licensee such right and licence.

NOW, THEREFORE, Licensor and the Licensee agree as follows:

1.       Grant

The Licensor hereby grants to the Licensee the royalty free, world-wide, non-exclusive right and license of perpetual duration to, solely within and directly related to the Licensee's plasma fractionation and refacto business, use, make, have made, sell, have sold products under the patents listed in Appendix A, including all modifications and improvements thereto developed or created by Licensor within its plasma fractionation business prior to the entry into force of this Agreement (hereinafter collectively referred to as "the Rights"). At Licensee's request and expense, the Licensor shall procure that Licensee receives all necessary know-how and reasonable technical assistance to utilize the licensed Rights.

2.       Improvements made by the Licensor

Licensor further agrees to grant Licensee an option to acquire a non-exclusive license for such future modifications and improvements to the Rights that may be developed by Licensor within its plasma fractionation business before 15 September 2000. Licensor shall forthwith inform Licensee of such modifications and improvements to the Rights and of the terms and conditions upon which such license is offered to Licensee. Licensee shall have three (3) months to respond to such offer, which response shall be in writing and delivered to the address stated above. Should Licensee accept such offer, Licensee shall in such response give Licensor a written confirmation that Licensee accepts the offer on the same terms and conditions as otherwise are set forth in this license agreement. Such terms and conditions shall be reasonable market conditions. Licensor shall not be bound by this Clause 2. or by the terms and conditions offered to Licensee, should Licensee decline the offer or fail to respond as required herein.

3.       Maintenance of patents

The Licensor will during the life of this Agreement use reasonably efforts to maintain the patents and patent applications set forth in Appendix A attached hereto in good standing, provided that, in the sole reasonable opinion of the Licensor, such efforts are commercially justifiable. Licensor shall offer Licensee the opportunity to acquire such patents/patent applications at no cost if Licensor has decided that it is not commercially justifiable for it to maintain these rights as aforesaid.

4.       Infringements by third parties

The Licensor and the Licensee shall give each other notice of any acts of infringement by third parties involving intellectual property rights relating to the Rights anywhere in the world of which the Licensor or the Licensee has know-ledge and they shall consult together in a view to determine the course of action, if any, to be taken in such circumstances. The Licensee shall assist the Licensor in any and all proceedings against an infringer.

5.       Secrecy

Parties shall hold in confidence and not disclose to third parties and refrain from using for any purpose other than for which it was disclosed all confidential information disclosed by the other party under this Agreement, provided, however, that these obligations shall not apply to information - which at the time of receipt is in the public domain or in the possession of the receiving party as it can demonstrate,

- which after receipt becomes part of the public domain through no fault of the receiving party,

- which after receipt is obtained by the receiving party from third parties in a legitimate way,

- which is independently developed by the receiving party by personnel of the receiving party who have not been exposed to the disclosing party's information.

The secrecy obligations set forth above shall apply during the term of this Agreement and five (5) years thereafter.

6.       Taxes

All taxes of whatever kind levied in the country of the Licensee or where the Licensee utilizes the licence shall be paid and borne by the Licensee.

7.       Sublicense

Licensee may not sublicense the technology licensed under this agreement other than to subsidiaries of the Licensee for use in a plasma fractionation and refacto business.

                                                                               4
8.       Assignment

The rights and licence granted to the Licensee hereunder may only be assigned by the Licensee to any third party in direct connection with a divestment of the Licensee's plasma fractionation and refacto business.

9.       Approvals from authorities

Promptly upon execution of this Agreement the parties shall jointly apply for the approval hereof to any authority, the approval of which is required by any applicable law. The expenses connected with such an obligation shall be borne by the Licensee.

10.      Governing law and disputes

This Agreement shall be construed in accordance with and be governed by the laws of Sweden.

All disputes arising out of this agreement shall be finally settled by arbitration in accordance with the rules of the Arbitration Institute of the Stockholm Chamber of Commerce.


                            ------------------------


This Agreement has been drawn up in two copies of which the parties have taken one each.

Place:                                         Place:
Date:                                          Date:

[HemaSure Inc./HemaPharm Inc.]                 Pharmacia & Upjohn AB


-----------------------------                  -----------------------------